UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 15, 2003



                                 USA INTERACTIVE
               (Exact name of Registrant as specified in charter)



         Delaware                       0-20570                 59-2712887
(State or other jurisdiction         (Commission File          (IRS Employer
of incorporation)                        Number)             Identification No.)



                    152 West 57th Street, New York, NY 10019
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  Pursuant to Regulation FD, the Registrant hereby files questions and answers regarding the Registrant's rights with respect to Vivendi Universal Entertainment LLLP ("VUE") as well as a copy of the letter agreement referenced therein. Copies of the questions and answers and letter agreement are attached as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c) Exhibits.

99.1     Q&As Regarding USA's Rights with respect to VUE.

99.2 Letter Agreement, dated as of May 7, 2002, relating to the clarification of certain matters in the Amended and Restated Partnership Agreement of Vivendi Universal Entertainment LLLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                USA INTERACTIVE



                                                By:     /s/ Julius Genachowski
                                                       ------------------------
                                                Name:  Julius Genachowski
                                                Title: Executive Vice President

         Date:  April 15, 2003

                                  EXHIBIT INDEX

         Exhibit  No.   Description
         ------   --    -----------

          99.1          Q&As Regarding USA's Rights with respect to VUE.

          99.2 Letter Agreement, dated as of May 7, 2002, relating to the clarification of certain matters in the Amended and Restated Partnership Agreement of Vivendi Universal Entertainment LLLP.